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                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K of Advocat Inc. and subsidiaries into the Company's previously filed Registration Statement File Numbers 33-93940, 33-93946 and 33-93950.



                                                            ARTHUR ANDERSEN LLP


Nashville, Tennessee
March 29, 2001